LEHMAN STRUCTURED SECURITIES CORP.,
                                    DEPOSITOR


                                       AND


                      STATE STREET BANK AND TRUST COMPANY,

                                     TRUSTEE




                                 TRUST AGREEMENT



                           Dated as of October 1, 1996







                                      $[ ]


                 Commercial Mortgage Pass-Through Certificates,
                                  Series 1996-1






                               TABLE OF CONTENTS





                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.   Definitions.....................................................
Section 1.02.   Interest Calculation; Certificate Principal Balances............


                                   ARTICLE II

     CONVEYANCE OF THE UNDERLYING CERTIFICATES AND THE ORIGINAL ISSUANCE OF
                                  CERTIFICATES

Section 2.01.   Conveyance of the Underlying Certificates.......................
Section 2.02.   Issuance of Certificates........................................
Section 2.03.   REMIC Designations and Related Matters..........................
Section 2.04.   Representations and Warranties of the Depositor.................


                                   ARTICLE III

                  ADMINISTRATION OF THE UNDERLYING CERTIFICATES


Section 3.01.   Collection of Payments on Underlying Certificates;
                Certificate Account; Trustee Obligation To Forward Funds........
Section 3.02.   Distributions...................................................
Section 3.03.   Statements to Certificateholders................................
Section 3.04.   Reduction of Certificate Principal Balances Due
                to Underlying Certificate
                Realized Losses and Realized Losses.............................
Section 3.05.   Addition to Certificate Principal Balance Due to Underlying
                Deferred Interest...............................................
Section 3.06.   Notices to Trustee..............................................



                                   ARTICLE IV

                                THE CERTIFICATES

Section 4.01.   The Certificates...............................................
Section 4.02.   Registration of and Limitations on Transfer and Exchange of
                Certificates....................................................
Section 4.03.   Mutilated, Destroyed, Lost or Stolen Certificates...............
Section 4.04.   Persons Deemed Owners...........................................
Section 4.05.   Definitive Certificates.........................................
Section 4.06.   Notices to Clearing Agency......................................


                                    ARTICLE V

                                   THE TRUSTEE

Section 5.01.   Representations and Warranties of the Trustee...................
Section 5.02.   Directions to Trustee...........................................
Section 5.03.   Liability of the Trustee........................................
Section 5.04.   Returns.........................................................
Section 5.05.   Election of REMIC Status........................................
Section 5.06.   Compliance with REMIC Provisions................................
Section 5.07.   Trustee May Own Certificates....................................
Section 5.08.   Limitation on Liability of the Trustee and Others...............
Section 5.09.   Delegation of Duty by Trustee...................................
Section 5.10.   Trustee's Expenses..............................................
Section 5.11.   Eligibility Requirements for Trustee............................
Section 5.12.   Resignation and Removal of the Trustee..........................
Section 5.13.   Successor Trustee...............................................
Section 5.14.   Merger or Consolidation of the Trustee..........................
Section 5.15.   Appointment of Co-Trustee or Separate Trustee...................


                                   ARTICLE VI

                                   TERMINATION

Section 6.01.   Termination Upon Distribution to Certificateholders.............
Section 6.02.   Failure of Certificateholders to Surrender Certificates.........


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

Section 7.01.   Amendment.......................................................
Section 7.02.   Limitation on Rights of Certificateholders......................
Section 7.03.   Limitation on Liability of the Depositor and Others.............
Section 7.04.   Governing Law...................................................
Section 7.05.   Notices.........................................................
Section 7.06.   Severability of Provisions......................................
Section 7.07.   Certificates Nonassessable and Fully Paid.......................
Section 7.08.   Execution in Counterparts.......................................


EXHIBITS

Exhibit A-1                Form of Class E-1 Certificate
Exhibit A-2                Form of Class E-2 Certificate
Exhibit A-R                Form of Class R Certificate
Exhibit B                  Class R Transferee Affidavit
Exhibit C                  Class R Transferor Letter
Exhibit D                  Class E-2 Transferee Affidavit



                                                        -1-


     This Trust Agreement ("Trust Agreement"), dated as of October 1, 1996, by and among LEHMAN STRUCTURED SECURITIES CORP., as Depositor and STATE STREET BANK AND TRUST COMPANY, as Trustee (the "Trustee").


                                WITNESSETH THAT:

     In consideration of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:


                                    ARTICLE I

                                  DEFINITIONS;

     Section 1.01. Definitions: Whenever used in this Trust Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Act: As defined in Section 4.02(c).

     Agreement:  This Trust Agreement.

     Available Distribution Amount: As to any Distribution Date, the difference between (a) the sum of (i) the aggregate distributions in respect of the Underlying Certificates for such Distribution Date and (ii) the proceeds of any repurchase of the Underlying Certificates pursuant to Section 2.04 of this Trust Agreement, and (b) the sum of (i) the Trustee Fee with respect to such Distribution Date, (ii) the amount of any taxes payable by the Trust REMIC that are reimbursable to the Trustee pursuant to Section 5.06 and (iii) any amounts withheld by the Trustee from such distributions pursuant to Sections 3.01 and
5.08 not otherwise withheld pursuant to this clause (b).

     Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

     Book-Entry Certificate: Any of the Class E-1 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 4.01(b).

     Business Day: Any day that is not a Saturday, Sunday, holiday, or other day on which commercial banking institutions in New York, New York or Boston, Massachusetts or the city and state in which the Underlying Trustee's corporate trust office is located are authorized or obligated by law or executive order to be closed.

     Certificate: Any one of the Class E-1, Class E-2, or Class R Certificates executed by the Trustee in substantially the form set forth in Exhibit A-1, Exhibit A-2 or Exhibit A-R, respectively, hereto.

     Certificate  Account:  The account  established and maintained  pursuant to
Section 3.01. The Certificate Account shall be an Eligible Account. Funds deposited in the Certificate Account shall be held in trust for the benefit of the Certificateholders for the uses and purposes set forth in Article III hereof.


     Certificate Principal Balance: As to the first Distribution Date, the Original Certificate Principal Balance of any Certificate, and as to any succeeding Distribution Date, the Original Certificate Principal Balance thereof reduced by (i) all amounts previously distributed to such Certificate on account of principal pursuant to Section 3.02(a) and (ii) the aggregate amount of the Underlying Certificate Realized Loss Amount and Realized Loss Amount allocated to reduce the Certificate Principal Balance of such Certificate pursuant to
Section 3.04, and increased by the amount of Underlying Deferred Interest allocated to such Certificate pursuant to Section 3.05.


     Certificate Register:  The register maintained pursuant to Section 4.02.

     Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Trustee or any affiliate of either shall be deemed not to be outstanding, unless 100% of the Percentage Interests of such Class is held by one or both of such Persons.

     Class:  Any of the Class E-1, Class E-2 or Class R Certificates.

     Class E Certificate:  Any of the Class E-1 or Class E-2 Certificates.

     Class E-1 Certificate: A Certificate designated as a Class E-1 Certificate, substantially in the form attached as Exhibit A-1 hereto.

     Class E-2 Certificate: A Certificate designated as a Class E-2 Certificate, substantially in the form attached as Exhibit A-2 hereto.


     Class R Certificate: The Certificate designated as the Class R Certificate, substantially in the form attached as Exhibit A-R hereto.


     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and as defined in Section 8-102(3) of the Uniform Commercial Code. The initial Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.


     Closing Date: October [ ], 1996.


     Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

     Commission:  The Securities and Exchange Commission.

     Corporate Trust Office: The principal office of the Trustee and Registrar at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at 225 Franklin Street, Boston, Massachusetts 02110.

     Cut-off Date:  September 1, 1996.

     Definitive Certificates: As defined in Section 4.01(b).

     Depositor: Lehman Structured Securities Corp., a Delaware corporation, or its successor in interest.

     Distribution Date: The 25th day of each month, or if such 25th day is not a Business Day, the Business Day succeeding such 25th day, beginning on October 25, 1996.


     Eligible Account: Either (a) an account or accounts maintained with a federal or state chartered depository institution or trust company the long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term unsecured debt obligations of such holding company) are rated by each Rating Agency in one of its two highest long-term rating categories at the time any amounts are held in deposit therein, or (b) a segregated trust account or accounts (each of which shall be a "special deposit account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity and subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b). Eligible Accounts may be, if otherwise qualified, accounts maintained with the Trustee.


     ERISA: Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.


     ERISA Prohibited Holder: As defined in Section 4.02(d).


     Excess Interest Amount: With respect to any Distribution Date and any Class, an amount equal to the excess interest distributed with respect to the Underlying Certificates, as specified on the distribution date statement with respect to the Underlying Certificates for such Distribution Date.

     Final Distribution Date: The Distribution Date set forth in the notice delivered by the Trustee of the final distribution on the Certificates pursuant to Section 6.01.


     Holder: See "Certificateholder."

     Interest Accrual Amount: As to any Distribution Date and any Class, an amount equal to (a) the product of (i) one-twelfth of the Pass-Through Rate for such Class and (ii) the Certificate Principal Balance of such Class less (b) such Class's allocable share of the Underlying Certificate Interest Shortfall Amount. The Underlying Certificate Interest Shortfall Amount will be allocated to each Class pro rata based on the Interest Accrual Amounts for such Class before reduction pursuant to clause (b) of the preceding sentence.

     Interest Shortfall Amount: With respect to any Distribution Date and Class, the amount by which the aggregate of the Interest Accrual Amounts for such Class in respect of all prior Distribution Dates is greater than amounts actually distributed in respect of interest on such prior Distribution Dates pursuant to
Section 3.02 of this Trust Agreement, plus interest accrued thereon at the applicable Pass-Through Rate, compounded monthly as of the end of each calendar month, to the end of the calendar month preceding the Distribution Date when paid.


     Master Servicer: Midland Data Systems, Inc., or its successor in interest in its capacity as master servicer under the Underlying Trust Agreement, or any successor master servicer appointed as therein provided.

     Mortgage Loans: Certain adjustable and fixed rate, amortizing and balloon payment, conventional mortgage loans secured by first liens on commercial, multifamily residential, and mixed residential commercial properties and certain mortgage loans secured by junior liens on such types of properties, which have been transferred to the trust fund formed by the Underlying Trust Agreement.

     Non-permitted Foreign Holder: As defined in Section 4.02(d).

     Non-U.S. Person:  As defined in Section 3.02(b).

     Officer's Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President, or a Vice President (however denominated), and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities).

     Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, or the Trustee.

     Original Certificate Principal Balance: With respect to:

               (i)   the Class E-1 Certificates, $        .

               (ii)  the Class E-2 Certificates, $        .

               (iii) the Class R Certificate, $0.

     Pass-Through Rate: With respect to the Class E-1 Certificates and the Class E-2 Certificates, a rate per annum equal to 7.995%.

     Percentage Interest: As to any Class E Certificate, the percentage obtained by dividing the Certificate Principal Balance of such Certificate on the Closing Date by the Original Certificate Principal Balance of such Class of Certificates. As to the Class R Certificate, 100%.

     Person:   Any   individual,   corporation,   partnership,   joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.


     Plan: An employee benefit plan within the meaning of Section 3(3) of ERISA that is subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code.


     Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the aggregate amount distributed in respect of principal on the Underlying Certificates with respect to such Distribution Date.

     Prohibited Transaction: Has the meaning assigned to it in Section 860F of the Code.

     Qualified Institutional Buyer: A "qualified institutional buyer," as defined in Rule 144A under the Securities Act.


     Rating Agency: Either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or Duff & Phelps Credit Rating Co., or their respective successors in interest.

     Realized Loss Amount: With respect to each Distribution Date, the difference between the aggregate Certificate Principal Balance of the Certificates and the aggregate unpaid certificate principal balance of the Underlying Certificates, after giving effect to the distribution to be made on such Distribution Date.


     Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. The initial Record Date shall be October 30, 1996.


     Registrar: Initially the Trustee, in its capacity as Registrar, or any successor to the Trustee in such capacity.

     REMIC: A "real estate mortgage investment conduit" as defined in Section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing may be in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

     REMIC Returns: As defined in Section 5.04.


     Responsible Officer: With respect to the Trustee, any officer in its corporate trust department and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.


     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     Single Certificate: In the case of the Class E-1 Certificates, a Certificate with an initial Certificate Principal Balance of $100,000. In the case of the Class E-2 Certificates, a Certificate with an initial Certificate Principal Balance of $250,000. In the case of the Class R Certificate, a single Certificate representing the entire principal balance of the Class.


     Special Servicer: Banc One Management and Consulting Corporation, or its successor in interest in its capacity as special servicer under the Underlying Trust Agreement, or any successor special servicer appointed as therein provided.


     Startup Day:  As defined in Section 2.03(b).

     Trust: The trust created by this Agreement.


     Trustee: State Street Bank and Trust Company, a Massachusetts banking corporation, in its capacity as trustee or its successor in interest hereunder, or any successor trustee appointed as herein provided.

     Trustee Fee: With respect to any Distribution Date, the fee payable monthly to the Trustee that accrues at an annual rate equal to 0.005% on the unpaid principal balance of the Underlying Certificates as in effect immediately prior to the next preceding Distribution Date, plus interest accrued thereon at the applicable Pass-Through Rate, compounded monthly as of the end of each calendar month, to the end of the calendar month preceding the Distribution Date when paid.

     Trust Fund: The corpus of the Trust consisting of (i) the Underlying Certificates, (ii) all distributions on the Underlying Certificates payable after October 1, 1996 and (iii) amounts held from time to time by the Trustee in the Certificate Account.


     Trust REMIC:  The REMIC consisting of the Trust.

     Underlying Certificate Realized Loss Amount: With respect to any Distribution Date, the aggregate amount of principal losses on the Mortgage Loans allocated to the Underlying Certificates with respect to such Distribution Date.

     Underlying Certificates: The Resolution Trust Corporation, Commercial Mortgage Pass-Through Certificates, Series 1994-C1, Class E certificates with an
aggregate unpaid principal balance as of the Cut-off Date of $          ,  being
transferred to the Trustee pursuant to Section 2.01.


     Underlying Certificate Interest Shortfall Amount: With respect to any Distribution Date, the aggregate amount of interest shortfalls on the Mortgage Loans allocated to the Underlying Certificates with respect to such Distribution Date.

     Underlying   Certificate   Statement:   With  respect  to  the   Underlying
Certificates, the periodic reports provided to holders of such Underlying Certificates pursuant to the Underlying Trust Agreement.

     Underlying Deferred Interest: With respect to any Distribution Date, the amount of deferred interest allocated to the Underlying Certificates in connection with such Distribution Date. For the purposes hereof, "deferred interest" shall mean, with respect to any Mortgage Loan, the excess of (x) interest accrued on such Mortgage Loan at the annual rate at which interest accrues on the principal balance of such Mortgage Loan over (y) accrued interest due on such Mortgage Loan at the rate at which interest is paid on such Mortgage Loan.

     Underlying Trust Agreement: The Pooling and Servicing Agreement, dated as of September 1, 1994, among the Resolution Trust Corporation, as seller, Midland Data Systems, Inc., as master servicer, Banc One Management and Consulting Corporation, as special servicer, and State Street Bank and Trust Company, as trustee, pursuant to which the Underlying Certificates were issued.


     Underlying Trustee: State Street Bank and Trust Company, a Massachusetts banking corporation, or its successor in interest, in its capacity as trustee under the Underlying Trust Agreement, or any successor trustee appointed as therein provided.

     Underwriter:  Lehman Brothers Inc. and its successors and assigns.

     Section 1.02.  Interest Calculation; Certificate Principal Balances.

     (a) Interest in respect of the Certificates shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     (b) For purposes of this Trust Agreement any adjustment made to the principal balance of an Underlying Certificate will be deemed to have been made immediately following distributions made on the immediately preceding Distribution Date.


                               [End of Article I]


                                   ARTICLE II

                    CONVEYANCE OF THE UNDERLYING CERTIFICATES
                   AND THE ORIGINAL ISSUANCE OF CERTIFICATES;


     Section 2.01. Conveyance of the Underlying Certificates. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey,  sell and  assign  to the  Trustee,  on  behalf  of the  Holders  of the
Certificates, without recourse, all the right, title and interest of the Depositor in and to the Underlying Certificates, including all distributions thereon payable on or after the first Distribution Date. The Trustee, by execution and delivery hereof, acknowledges receipt of the Underlying Certificates, and certifies and confirms that (a) the Underlying Certificates are maintained on the books and records of the Trustee as being held in trust for the benefit of the Certificateholders, (b) the books and records of the Trustee do not indicate any other person having any interest in any of the Underlying Certificates and the Trustee has not confirmed any interest in the Underlying Certificates to any other person, and (c) the Trustee has not at any time created nor received any notice of the creation of any liens, claims, security interests or encumbrances with respect to the Underlying Certificates, except such as are created by this Trust Agreement.


     The assignment of the Underlying Certificates accomplished hereby is absolute and is intended as a sale. The Depositor hereby pledges and grants to the Trustee a security interest in the Depositor's interest in the Trust Fund to secure payment (in the event of recharacterization notwithstanding the parties' intent) and performance by the Depositor of its obligations hereunder. The Depositor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Underlying Certificates, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Trustee shall cooperate in such actions by execution and delivery of such instruments and documents as may be necessary or appropriate in order to accomplish such actions.

     Section 2.02. Issuance of Certificates. The Trustee acknowledges the transfer and delivery to it of the Underlying Certificates in the manner described in Section 2.01 hereof, and concurrently with such delivery, has caused to be duly executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Underlying Certificates together with all other assets included in the definition of "Trust Fund," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust.


     Section 2.03. REMIC Designations and Related Matters and Related Matters.

     (a) The Depositor hereby designates the Class E-1 and Class E-2 Certificates as the "regular interests" and the Class R Certificate as the "residual interest" in the Trust REMIC within the meaning of Sections 860G(a)(1) and 860G(a)(2) of the Code, respectively.

     (b) The Closing Date is hereby designated as the "startup day" of the Trust REMIC (the "Startup Day") within the meaning of Section 860G(a)(9) of the Code.

     (c) If a "tax matters person" is required to be designated with respect to the Trust REMIC, the holder of the Class R Certificate, by acceptance of such Certificate, shall be deemed to agree to act as "tax matters person" and to perform the functions of "tax matters partner" for purposes of Subchapter C of Chapter 63 of Subtitle F of the Code, and shall be deemed to irrevocably designate the Trustee as its agent in performing the functions of "tax matters person" and "tax matters partner." Such agency shall terminate upon the termination of the Trust established by this Trust Agreement. The usual and customary expenses of the Trustee acting as such agent shall be borne by the Trustee. The Trustee shall be entitled to be reimbursed from the Certificate Account for extraordinary expenses.

     (d) The "latest possible maturity date" of the regular interests in the Trust REMIC is the Distribution Date occurring on June 25, 2026 for purposes of Code Section 860G(a)(1).

     (e) All provisions of this Agreement shall be construed so as to effectuate the intent of the parties hereto that the Trust be treated as a REMIC at all times and neither the Trust nor any party hereto shall enter into or directly or indirectly cause a Prohibited Transaction to occur so long as any of the Certificates are outstanding or cause the Trust to fail to qualify as a REMIC during any taxable year.

     (f) The Depositor agrees that on or prior to the tenth day after the Closing Date, the Depositor shall provide the Trustee with a written notification relating to each Class of Certificates setting forth such information as to matters of fact as the Trustee may reasonably request to enable it to comply with its reporting requirements with respect to each Class of such Certificates to the extent such information can be in the good faith judgment of the Depositor be determined by it.

     Section 2.04. Representations and Warranties of the Depositor. The Depositor represents and warrants to and covenants with the Trustee for the benefit of the Certificateholders as follows:


     (a) The Depositor is a corporation validly existing and in good standing under the laws of Delaware with full power and authority (corporate and other) to own its properties and conduct its business as now being conducted and to enter into and perform its obligations under this Trust Agreement;


     (b) This Agreement has been duly authorized, executed and delivered by the Depositor, and will constitute a valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws relating to or affecting creditors' rights generally, or by general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law;


     (c) Neither the execution nor the delivery of this Agreement nor the issuance, delivery and sale of the Certificates, nor the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms of this Agreement or the Certificates will result in the breach of any term or provision of the charter or by-laws of the Depositor or conflict with, result in a breach, violation or acceleration of or constitutes a default under, the terms of any indenture or other agreement or instrument to which the Depositor is a party or by which it is bound, or any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor;

     (d) There are no actions or proceedings against, or investigations of, the Depositor pending, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (iii) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

     (e) The Depositor is the sole owner of the Underlying Certificates and has full right to transfer and sell the Underlying Certificates to the Trust free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or security interest, and, upon execution and delivery by the Trustee of this Agreement and delivery to the Depositor of the Certificates, the Trust will acquire the Underlying Certificates free of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (except as is created by this Agreement); and

     (f) No consent, approval, authorization or order or registration or filing with any court or governmental agency is required for the execution, delivery and performance by the Trustee or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Underlying Certificates to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties (referred to herein as a "breach"), which breach materially and adversely affects the interests of the Certificateholders in the Underlying Certificates, the party discovering such breach shall give prompt written notice to the other party. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall cure such breach in all material respects, and if such breach cannot be cured, the Depositor shall, at the Trustee's option, repurchase the Underlying Certificates at a price equal to its then current certificate principal balance plus any accrued interest thereon outstanding and unpaid as of the date of such repurchase.



                               [End of Article II]


                                   ARTICLE III

                 ADMINISTRATION OF THE UNDERLYING CERTIFICATES;


     Section 3.01. Collection of Payments on Underlying Certificates; Certificate Account; Trustee Obligation To Forward Funds. The Trustee shall establish and maintain with itself a trust account (the "Certificate Account") entitled "Lehman Structured Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-1, Certificate Account," which shall be an Eligible Account, in which the Trustee shall, subject to the terms of this paragraph and to Section 5.08, deposit each distribution received by the Trustee with respect to the Underlying Certificates upon receipt. In the event that the Trustee is not also the Underlying Trustee, the Trustee shall arrange to receive all distributions with respect to the Underlying Certificates by wire transfer, and the cost of any such wire transfer shall be the nonreimbursable expense of the Trustee. On each Distribution Date, before making the distributions referred to in Section 3.02 below, the Trustee shall withdraw (i) the Trustee Fee and the amount of any taxes payable with respect to the Trust REMIC pursuant to Section
5.06 from the Certificate Account and pay such amounts to itself and the appropriate taxing authority as applicable and (ii) any other amounts payable to itself under this Agreement. With respect to any Distribution Date, if the Trustee shall not have received the amount distributed on the Underlying Certificates early enough for the Trustee to remit funds for distributions on the Certificates on such Distribution Date, the Trustee shall, unless prevented by law from doing so, or unless in the good faith judgment of the Trustee such amount will not be ultimately remitted within three Business Days, forward from its own funds and deposit into the Certificate Account the full amount distributable to the holders of Certificates on such Distribution Date (up to the amount to be received by the Trustee on the Underlying Certificates in respect of such Distribution Date). The amount of any such advance shall be reimbursable (without any interest) to the Trustee directly from the distribution on the Underlying Certificates when received by the Trustee. If the Trustee shall not have received a distribution with respect to the Underlying Certificates by the second Business Day after the date on which such distribution was due and payable pursuant to the terms of the Underlying Certificates, the Trustee shall request such payment as promptly as possible and legally permitted and shall, subject to the penultimate sentence of this paragraph, take such legal action as the Trustee shall deem appropriate under the circumstances, including the prosecution of any claims in connection therewith. The reasonable legal fees and expenses incurred by the Trustee in connection with the prosecution of any such legal action shall be reimbursable to the Trustee out of the proceeds of any such action and shall be retained by the Trustee prior to the deposit of any remaining proceeds in the Certificate Account pending distribution thereof to Certificateholders in accordance with
Section 3.02 hereof. In the event that the Trustee has reason to believe that the proceeds of any such legal action may be insufficient to reimburse it for its projected legal fees and expenses, the Trustee shall notify the Certificateholders that it is not obligated to pursue any such available remedies unless adequate indemnity for its legal fees and expenses is provided by Certificateholders. In the event any such indemnity is provided to the Trustee, the Trustee shall take such action as shall be appropriate under the circumstances.


     Amounts on deposit in the Certificate Account may not be invested.

     Section 3.02.  Distributions Section.


     (a) On each Distribution Date, the Trustee shall, to the extent of the Available Distribution Amount on deposit in the Certificate Account, distribute to the Certificateholders of record on the preceding Record Date as specified below, by check mailed to the applicable Certificateholder at such Holder's address as it appears on the Certificate Register, or, upon written request to the Trustee at least five Business Days prior to the relevant Record Date by any Holder of the Certificates having an aggregate initial Certificate Principal Balance that is in excess of $1,000,000, by wire transfer in immediately available funds to the account of such Certificateholder specified in the request, the Available Distribution Amount in the following order of priority:


     first, to the Class E-1 Certificates in an aggregate amount up to its Interest Accrual Amount with respect to such Distribution Date;

     second, to the Class E-1 Certificates in an aggregate amount up to its previously unpaid Interest Shortfall Amount;

     third, to the Class E-2 Certificates in an aggregate amount up to its Interest Accrual Amount with respect to such Distribution Date;

     fourth, to the Class E-2 Certificates in an aggregate amount up to its previously unpaid Interest Shortfall Amount;


     fifth, to the Class E-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, up to the amount of principal distributed on the Underlying Certificates that is not attributable to the Excess Interest Amount;

     sixth, to the Class E-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, up to the amount of principal distributed on the Underlying Certificates that is not attributable to the Excess Interest Amount, less the amount distributed under fifth above;

     seventh, to each Class of Class E Certificates in reduction of their principal balances, pro rata, based on their respective Certificate Principal Balances after taking into account the distributions under fifth and sixth above, in an aggregate amount up to the Excess Interest Amount with respect to such Distribution Date; and


     eighth, to the Class R Certificate.

     Distributions of interest and principal to each holder of a Certificate of a Class will be made to the extent described above, on each Distribution Date in an amount equal to each such holder's Percentage Interest multiplied by the amount to be distributed in respect of such Class of Certificates.

     (b) The Trustee shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Non-U.S. Persons. A "Non-U.S. Person" is an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     Section 3.03. Statements to Certificateholders.

     (a) On each Distribution Date the Trustee shall forward a statement by mail to each holder of a Certificate and to each Rating Agency, setting forth:

     (1) the amount of any distribution to the Holders of the Certificates of each Class to be applied to reduce the Certificate Principal Balance thereof, separately identifying any reduction thereof on account of the Excess Interest Amount;


     (2) the amount of any distribution to the Holders of the Certificates of each Class allocable to accrued interest;

     (3) the amount of the Trustee Fee to be paid to the Trustee on such Distribution Date;

     (4) the aggregate Certificate Principal Balance of each Class of Certificates after giving effect to the distribution to be made on such Distribution Date, separately identifying any reduction thereof on account of the Underlying Certificate Realized Loss Amount and the Realized Loss Amount, and any increase thereof on account of Underlying Deferred Interest;

     (5) the Underlying Certificate Realized Loss Amount, if any, allocated to each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

     (6) the Realized Loss Amount, if any, allocated to each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

     (7) the amount of Underlying Deferred Interest, if any, allocated to each Class of Certificates, after giving effect to the distribution made on such Distribution Date; and

     (8) the Interest Shortfall Amount, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date.


     (b) On each Distribution Date, the Trustee shall forward or cause to be forwarded by mail to each Certificateholder with each statement described in subsection (a) of this Section 3.03 a copy of the Underlying Certificate Statement with respect to such Distribution Date.

     (c) In addition to the Distribution Date reports specified in clauses (a) and (b) above, the Trustee shall forward to the Holder of the Class R Certificate on each Distribution Date a statement setting forth the amounts actually distributed with respect to the Class R Certificate on such Distribution Date.


     Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and furnish to each entity who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (1) through (3) of Section 3.03(a) above, aggregated for such calendar year thereof during which such entity was a Holder of the Certificates. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.


     Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and furnish to each entity who at any time during the calendar year was a Holder of the Class R Certificate a statement containing the information provided pursuant to the second preceding paragraph aggregated for such calendar year thereof during which such entity was a Holder of such Certificate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.


     (d) Based upon reports, documents and other information provided to the Trustee by the Underlying Trustee pursuant to the Underlying Trust Agreement, the Trustee shall file with the Commission, in respect of the Trust Fund and the Certificates, copies of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (including the statements issued pursuant to Section 3.03(a) by means of Current Report on Form 8-K and an Annual Report on Form 10-K). In the event that the Depositor determines that electronic filing through the EDGAR System is required for any reports, the Depositor may either (x) request that the Trustee process such filing, or (y) cause the filing to be processed by the Depositor or its designee upon receipt from the Trustee of the reports, documents and other information described above. Notwithstanding the foregoing, the Depositor shall file with the Commission, within fifteen days after the Closing Date, a Current Report on Form 8-K together with this Agreement.

     Section 3.04. Reduction of Certificate Principal Balances Due to Underlying Certificate Realized Losses and Realized Losses.


     (a) With respect to each Distribution Date, the Underlying Certificate Realized Loss Amount shall be allocated to reduce the Certificate Principal Balance of the Class E-2 Certificates until its Certificate Principal Balance has been reduced to zero. Any remaining Underlying Certificate Realized Loss Amount shall be allocated to reduce the Certificate Principal Balance of the Class E-1 Certificates.

     (b) With respect to each Distribution Date, the Realized Loss Amount with respect to such Distribution Date shall be allocated to the Class E-2 Certificates until its Certificate Principal Balance has been reduced to zero. Any remaining Realized Loss Amount shall be allocated to reduce the Certificate Principal Balance of the Class E-1 Certificates.

     Section 3.05. Addition to Certificate Principal Balance Due to Underlying Deferred Interest. With respect to each Distribution Date, the amount of any Underlying Deferred Interest shall be allocated first to reduce the distributions of interest on the Class E-2 Certificates and then to reduce the distributions of interest on the Class E-1 Certificates. The amount of any Underlying Deferred Interest allocated to a Class of Class E Certificates shall be added to the Certificate Principal Balance thereof.

     Section 3.06. Notices to Trustee

     (a) Subject to the third paragraph of Section 7.02, if at any time the Trustee, as the holder of the Underlying Certificates, is requested in such capacity to take any action or to give any consent, approval or waiver, including without limitation in connection with an amendment of the Underlying Trust Agreement or an event of default under the Underlying Trust Agreement with respect to the Master Servicer or the Special Servicer thereunder, the Trustee, in its capacity as holder of the Underlying Certificates, shall promptly notify or cause to be notified all of the Holders of the Certificates and shall take action in connection with the enforcement of any rights and remedies available to it in such capacity with respect thereto only in accordance with the written directions of Holders of the Certificates representing an aggregate outstanding Certificate Principal Balance of not less than 51% of the Certificates.


     (b) Upon receipt of notice of the final distribution on any Underlying Certificate, the Trustee shall surrender such Underlying Certificate to the Underlying Trustee for payment of the final distribution thereon.


                              [End of Article III]


                                   ARTICLE IV

                                THE CERTIFICATES;

     Section 4.01. The Certificates.

     (a) The Certificates shall be issued as Class E-1, Class E-2 and Class R Certificates substantially in the respective forms set forth in Exhibit A-1, Exhibit A-2 and Exhibit A-R. The aggregate Certificate Principal Balance of all Certificates of each Class issued as of the Closing Date shall equal such Class's respective Original Certificate Principal Balance. The Certificates shall be issued in minimum denominations of a Single Certificate and (except for the Class R Certificate) integral multiples of $1,000 initial Certificate Principal Balance in excess thereof, except for one Class E Certificate of each Class which may be issued in another denomination. There will be only one Class R Certificate. The Certificates shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, authenticated by the Registrar and delivered by the Trustee to or upon the order of Depositor upon receipt by the Trustee of the Underlying Certificates pursuant to Section
2.01 hereof. Each Certificate shall be in fully-registered form and shall be numbered serially for identification. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Registrar substantially in the form set forth in Exhibit A-1, Exhibit A-2 or Exhibit A-R, as the case may be, and such manual signature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication and delivery.

     Until such time as Definitive Certificates are issued pursuant to Section 4.05, each Book-Entry Certificate shall bear such legend:

     "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [THE CLEARING AGENCY] TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [THE CLEARING AGENCY] OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [THE CLEARING AGENCY] (AND ANY PAYMENT IS MADE TO [THE CLEARING AGENCY] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [THE CLEARING AGENCY]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [THE CLEARING AGENCY], HAS AN INTEREST HEREIN."

     (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 4.05. Unless and until definitive, fully-registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 4.05:

          (i) the provisions of this Section 4.01(b) shall be in full force and effect;

          (ii) the Depositor, the Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

          (iii)to the extent that the provisions of this Section 4.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 4.01(b) shall control;

          (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all
               references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

          (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Percentage Interests, such direction or consent shall be given by Beneficial Owners having the requisite Percentage Interests, acting through the Clearing Agency.


     Section 4.02. Registration of and Limitations on Transfer and Exchange of Certificates.

     (a) The Registrar shall cause to be kept at its Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

     (b) Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute and the Registrar (or Trustee, if the Trustee is also the Registrar) shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interests.


     (c) With respect to the Class E-1 Certificates, each purchaser or transferee (including any Beneficial Owners) shall be deemed to represent that it is not a Plan or a Person acting on behalf any such Plan or using the assets of any such Plan to acquire such Certificate, or that it is an insurance company and the purchase and holding of such Certificate or any interest therein is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60.

     With respect to the Class E-2 Certificates, no sale, transfer, pledge or other disposition by any Holder of any such Certificate shall be made unless the Trustee shall have received a transferee affidavit from the proposed purchaser or transferee of such Certificate in form and substance as set forth in Exhibit D hereto, to the effect that such proposed purchaser or transferee (i)(a) is not a Plan or a Person acting on behalf of any such Plan or using the assets of any such Plan to acquire such Certificate or (b) if it is an insurance company, that the purchase and holding of such Certificate is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60 and (ii) is (a) an "accredited investor" as defined in paragraphs (1), (2), (3) and (7) of rule 501(a) under the Securities Act of 1933, as amended (the "Act") (or any entity in which all of the equity owners come within such paragraphs), (b) a Qualified Institutional Buyer, or (c) a person (other than any rating organization rating the Depositor's securities) involved in the organization or operation of the Depositor or an affiliate, as defined in rule 405 under the Act.

     (d) No legal or beneficial interest in all or any portion of the Class R Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee or middleman), to Plan or a Person investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class R Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause to be authenticated) and deliver, a new Class R Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class R Certificate (other than with respect to the transfer of the Class R Certificate to the Underwriter), unless the proposed transferee shall have provided (at such transferee's expense) to the Trustee and transferor an affidavit, substantially in the form attached as Exhibit B hereto, signed by such proposed transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class R Certificate to disqualified organizations, an ERISA Prohibited Holder or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due, (iv) the transferee is a Qualified Institutional Buyer or a person (other than any rating organization rating the Depositor's securities) involved in the organization or operation of the Depositor or an affiliate, as defined in rule 405 under the Act and (v) the transferee will not transfer the Class R Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit B hereto.

     The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class R Certificate, shall be accompanied by a written statement in the form attached as Exhibit C hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class R Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.


     Upon notice to a Responsible Officer of the Trustee that any legal or beneficial interest in any portion of the Class R Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class R Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class R Certificate as completely as if such transfer had never occurred, provided that the Trustee may, but is not required to, receive any distributions made to such transferee with respect to the Class R Certificate, and (ii) the Trustee agrees to furnish the Internal Revenue Service and to any transferor of the Class R Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class R Certificate (or portion thereof) for periods after such transfer. At the election of the Trustee, the cost of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Trustee shall in no event be excused from furnishing such information.

     (e) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interests upon surrender of the Certificates to be exchanged at the Corporate Trust Office of the Registrar. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Registrar shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Each Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing. Certificates delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be canceled by the Registrar and delivered to the Trustee for subsequent destruction without liability on the part of either.


     Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Registrar or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it and the Registrar harmless, then the Trustee shall execute and the Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of a like Percentage Interest as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates surrendered to the Registrar under the terms of this
Section 4.03 shall be canceled by the Registrar and delivered to the Trustee for subsequent destruction without liability on the part of either.


     Section 4.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Registrar, the Trustee and any agent of such Persons may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 3.02 and at any other time for all other purposes whatsoever, and neither the Depositor, the Registrar, the Trustee, nor any agent of such Persons shall be affected by notice to the contrary.

     Section 4.05. Definitive Certificates. If (i)(A) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as depository with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to some or all of the Book-Entry Certificates or (iii) Beneficial Owners representing aggregate Percentage Interests of not less than 51% of the aggregate Percentage Interests of each outstanding Class of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by re-registration instructions and directions to execute and authenticate new Certificates, the Trustee shall, at the Depositor's expense, execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Trustee shall arrange for the printing and issuance of such Definitive Certificates at the expense and direction of the Depositor. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions and the identification of the Beneficial Owners by the Clearing Agency and the Clearing Agency Participants.


     Section 4.06. Notices to Clearing Agency. Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 4.05, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.


                               [End of Article IV]


                                    ARTICLE V

                                   THE TRUSTEE

     Section 5.01. Representations and Warranties of the Trustee. The Trustee represents and warrants to the Depositor and the Trustee, for the benefit of the Certificateholders, as follows:

     (a) Organization and Existence. The Trustee is a Massachusetts banking corporation duly organized and validly existing under the laws of the Commonwealth of Massachusetts and authorized to engage in a banking and trust business under such laws.

     (b) Power and Authority. The Trustee has full power, authority, and legal right to execute, deliver, and perform this Agreement, and shall have taken all necessary action to authorize the execution, delivery, and performance by it of this Agreement.

     (c) Duly Executed. This Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid, and binding agreement of the Trustee, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights in general or rights of creditors' banks, as such laws would apply in the event of a moratorium, conservatorship, receivership or similar principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as well as concepts of reasonableness, good faith and fair dealing.


     (d) No Conflicts. The execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby will not conflict with or result in a breach of any of the terms, conditions or provisions of the Trustee's charter or by-laws or any agreement or instrument to which the Trustee is now a party or by which it is bound, and will not constitute a default under any of the foregoing.

     (e) No Consent Required. No consent, approval, authorization or order or registration or filing with any court or governmental agency is required for the execution, delivery and performance by the Trustee or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date.

     (f) No Litigation. There is no action, suit, proceeding or investigation pending or threatened against the Trustee, which either in one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition or properties or assets of the Trustee, or which would draw into question the validity of this Agreement, or which would be likely to materially impair the ability of the Trustee to perform under the terms of this Agreement.


     Section 5.02. Directions to Trustee. The Trustee is hereby directed:

     (a) to accept assignment of the Underlying Certificates and hold the Trust Fund in trust for the Certificateholders;

     (b) to issue, execute and deliver the Certificates substantially in the forms prescribed by Exhibits A-1, A-2 and A-R in accordance with the terms of this Agreement; and

     (c) to take all other actions as shall be required to be taken by the terms of this Agreement.

     Section 5.03. Liability of the Trustee. The Trustee shall be liable in accordance herewith only to the extent provided in Section 5.08 and only to the extent of the obligations specifically imposed upon and undertaken by the Trustee herein and no implied covenants or obligations shall be read into this Trust Agreement against the Trustee.

     The Trustee, upon receipt of all certificates, opinions, documents or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Trust Agreement, shall determine whether they are in the form required by this Trust Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, opinion, document or other instrument furnished to it pursuant to this Trust Agreement.


     Section 5.04. Returns. The Trustee, on behalf of the Trust, shall prepare, execute and file income tax and information returns for each taxable year (the "REMIC Returns") for the Trust REMIC as may be required under the REMIC Provisions and any other applicable federal, state or local tax laws. The Trustee shall maintain such information and records, including but not limited to the income, expenses, Underlying Certificates, other assets and liabilities of the Trust Fund, and the adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary and appropriate to enable the preparation of any such returns, and shall take any and all actions necessary to ensure that any such returns are prepared and filed as required by this Section 5.04 and applicable law. The fiscal year of the Trust and the Trust REMIC shall be the calendar year and the books of the Trust REMIC shall be maintained on the accrual method of accounting. The Trustee shall also prepare and forward to the Certificateholders all information reports or tax returns required with respect to the Trust REMIC (including information relating to interest, original issue discount and market discount) as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and other governmental authorities in accordance with the REMIC Provisions and any other applicable federal, state or local tax laws.


     Section 5.05. Election of REMIC Status. The parties intend that the Trust shall constitute, and that the affairs of the Trust shall be conducted so as to qualify it as, a REMIC. In such manner as may be required by the Code, the Trustee, on behalf of the Trust, shall elect to treat the Trust as a REMIC and make the appropriate designations in accordance with Section 2.03 hereof on the federal income tax return of the Trust REMIC for its first taxable year, in accordance with the REMIC Provisions. The Trustee, on behalf of the Trust, shall make all other tax elections that may be required for the qualification of the Trust REMIC as a REMIC under applicable federal or state law.

     Section 5.06. Compliance with REMIC Provisions. The Trustee shall (a) pay on behalf of the Trust REMIC the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Closing Date, imposed on the Trust REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (b) within 30 days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as may otherwise be required by the Code, the name, title and address of the person that Certificateholders may contact for tax information relating to their Certificates (and the Trustee shall act as the representative of the Trust REMIC for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time and in the manner required by the Code. The Trustee shall be entitled (a) to make demand upon the Holder of the Class R Certificate for payment of the amount of any taxes payable by the Class R Certificateholder pursuant to clause (a) of the preceding sentence, including interest and penalties, if applicable, and the Class R Certificateholder, by its acceptance of the Class R Certificate, agrees promptly to comply with such demand and (b) if, and to the extent the Holder of the Class R Certificate shall fail to comply with such demand and the Trustee is required to expend its own funds to pay any such taxes or such taxes are paid out of the Trust REMIC, the Trustee or the Trust REMIC shall be entitled to be reimbursed pursuant to
Section 3.01, except, in the case of either (a) or (b), except that the Trustee shall not be entitled to reimbursement to the extent that such taxes are imposed as the result of the bad faith, willful misfeasance or negligence of the Trustee in the performance of its obligations hereunder. The Trustee (x) shall not knowingly or intentionally take any action, or omit to take any action, if such action or omission may cause the Trust REMIC to fail to qualify as a REMIC during any taxable year, (y) shall exercise reasonable care not to allow the occurrence of any Prohibited Transaction, unless the Trustee shall have provided an Opinion of Counsel (which opinion shall be at the expense of the Person proposing such transaction) to the Trustee that such occurrence would not (i) result in a gain, (ii) otherwise subject the Trust REMIC to tax, or (iii) cause the Trust REMIC to fail to qualify as a REMIC and (z) shall exercise reasonable care not to allow the Trust REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC.

     Section 5.07. Trustee May Own Certificates. The Trustee in its individual or any other capacity or as Underlying Trustee may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.


     Section 5.08. Limitation on Liability of the Trustee and Others. In entering into this Trust Agreement, the Trustee acts solely as trustee hereunder and not in its individual capacity; and all persons having any claim under this Trust Agreement or under the Certificates by reason of the transactions contemplated hereby shall look only to the Trust Fund for payment or satisfaction thereof, subject to this Section 5.08. The Trustee shall not be responsible for the validity or sufficiency of any Underlying Certificate, the Trust Fund, any assignment or registration, or for any depreciation in the value of the Trust Fund, subject to this Section 5.08. The recitals and statements contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Registrar on the Certificates and the representation and warranty of the Trustee in Section 5.01) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for the correctness of such recitals and statements.

     Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Trust Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trustee against liability for any breach of the warranty or representation made in
Section 5.01 hereof or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Trustee and any of its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and/or submitted by any Person respecting any matter arising hereunder. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with investigating, preparing or defending any legal action, commenced or threatened, relating to this Agreement or the Underlying Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. All sums due the Trustee pursuant to the foregoing indemnity shall be reimbursable to the Trustee out of any distribution received by the Trustee with respect to the Underlying Certificates and shall be retained by the Trustee prior to the deposit of any remaining distribution in the Certificate Account pending payment to Certificateholders in accordance with Section 3.01. The Trustee shall not be under any obligation to appear in, prosecute or defend any legal action except in connection with the Underlying Certificates under the circumstances described in Section 3.01; provided, however, that the Trustee shall at the request of Holders of Certificates evidencing Percentage Interests aggregating not less than 66-2/3% of the Certificates undertake any such legal action which the Certificateholders making such request shall specify with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event the legal fees and expenses of such action and any liability therefrom shall be borne by Certificateholders pursuant to the indemnity furnished by them as a precondition to the Trustee's obligation to take any such action pursuant to any such request.


     Section 5.09. Delegation of Duty by Trustee. In carrying out its obligations under this Trust Agreement, the Trustee may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them, provided, however, that the Trustee shall remain principally liable for its obligations under this Trust Agreement..


     Section 5.10. Trustee's Expenses. The Trustee shall pay, at its own cost, any recurring and reasonably anticipated expenses incurred in connection with the performance of its obligations and duties under this Agreement, and shall not be otherwise entitled to reimbursement for any expenses except as specifically provided for in this Agreement, including without limitation in Sections 2.03(c), 3.01, 5.06, 5.08 and 6.02 of this Agreement.

     Except as provided above, no provision of this Agreement or of the Certificates shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.


     Section 5.11. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, a rating on its unsecured long-term debt in one of the four highest rating categories from a nationally recognized statistical rating agency, and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 5.11 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 5.11, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.12.

     Section 5.12. Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Depositor and to all Certificateholders; provided, however, that if the Trustee is also the Underlying Trustee, the Trustee may not resign as Trustee hereunder unless the Trustee, concurrently with such resignation, also resigns as Underlying Trustee, or unless the Trustee has determined in good faith that its duties and obligations under this Agreement present a conflict of interest with its duties and obligations under the Underlying Trust Agreement. Unless the Trustee has resigned after a determination that a conflict of interest exists as set forth in the preceding sentence, any successor trustee appointed hereunder shall, if it otherwise qualifies hereunder, be the Underlying Trustee. No such resignation shall be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee who meets the eligibility requirements of Section 5.11 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as each Rating Agency rating the Certificates has provided written confirmation that such resignation or succession will not result in a downgrade, qualification or withdrawal of the then-current rating or ratings assigned to the Certificates.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.11 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the rating of the long-term debt obligations of the Trustee is not in one of the four highest rating categories from a nationally recognized statistical rating agency, then, in any such case, the Depositor or the Holders of at least 25% or more of the aggregate Certificate Principal Balance of the Certificates then outstanding may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 5.11 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Depositor.


     If the Trustee is also the Underlying Trustee and the Underlying Trustee resigns or is removed as trustee of the Underlying Trust Fund, then the Depositor or the Holders of Certificates representing at least 25% of the aggregate Certificate Principal Balance of the Certificates then outstanding may, at any time on or after such resignation or removal, remove the Trustee and appoint a successor trustee. In addition, the Holders of Certificates representing at least 51% or more of the aggregate Certificate Principal Balance of the Certificates then outstanding may at any time remove the Trustee and appoint a successor trustee. In either such case, such removal and appointment shall be by written instrument or instruments, in triplicate, signed by the Depositor or such Holders, as the case may be, or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders by the Depositor.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 5.12 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 5.13.

     Section 5.13. Successor Trustee. Any successor trustee appointed as provided in Section 5.12 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all documents and statements held by it hereunder with respect to the Trust Fund, and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor  trustee shall accept  appointment as provided in this Section
5.13 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.11.

     Upon  acceptance of appointment by a successor  trustee as provided in this
Section 5.13, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.


     Section 5.14. Merger or Consolidation of the Trustee . Any Person into which the Trustee may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that (i) such Person shall satisfy the requirements for a successor trustee specified in the first sentence of Section 5.11, and (ii) the Trustee shall deliver an Opinion of Counsel to the Depositor to the effect that such merger, consolidation, sale or transfer will not subject the Trust REMIC to federal, state or local tax or cause the Trust REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

     Section 5.15. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 5.15, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.13 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.13 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 5.15 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer under the Underlying Trust Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.


     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


                               [End of Article V]


                                   ARTICLE VI

                                  TERMINATION;


     Section 6.01. Termination Upon Distribution to Certificateholders. This Agreement and the respective obligations and responsibilities of the Depositor and the Trustee created hereby shall terminate upon the final distribution to Certificateholders and the Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.


     Notice of any termination specifying the Final Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the first day and not later than the 21st day of the month of such final distribution specifying (A) the Distribution Date upon which the final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (B) the amount of any such final distribution and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle any Certificateholder to receive any interest in excess of such Certificateholder's Percentage Interest of the allocation of such Class's Interest Accrual Amount for such Final Distribution Date. Upon presentation and surrender of a Certificate, the Trustee shall cause to be distributed to the Holder thereof such Holder's final distribution.

     On such Final Distribution Date, any amount remaining on deposit in the Certificate Account (other than amounts distributed pursuant to Article III) after payment to the Trustee of any amounts to which it is entitled hereunder will be distributed on the Class R Certificate.


     Section 6.02. Failure of Certificateholders to Surrender Certificates. In the event that any of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Final Distribution Date, the Trustee shall give a written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after such notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund. If within nine months thereafter, all of the Certificates shall not have been surrendered for cancellation, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject thereto. [End of Article VI]



                                   ARTICLE VII


                            MISCELLANEOUS PROVISIONS;


     Section 7.01. Amendment. This Agreement may be amended from time to time by the Trustee and the Depositor, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other material provision herein, (iii) to maintain the qualification of the Trust REMIC as a REMIC or prevent the Trust REMIC from entering into any Prohibited Transaction, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not result in a downgrade, qualification or withdrawal of the then-current rating or ratings of the Certificates, as evidenced by a letter from each Rating Agency to such effect, or (v) to add such other provisions with respect to matters or questions arising under this Agreement that shall not be materially inconsistent with other provisions of this Agreement; provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. This Agreement may also be amended from time to time by the Trustee and the Depositor with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66-2/3% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, amounts required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of the Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates then outstanding. No amendment shall be deemed to affect the Class R Certificate unless it imposes additional obligations on the Holder of the Class R Certificate or increases the tax liability of such Holder.


     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (which Opinion of Counsel shall not be at the expense of the Trustee) to the effect that such amendment will not subject the Trust REMIC to tax or cause the Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish a copy of such amendment to each Certificateholder and to each Rating Agency.

     The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.


     Section 7.02. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.


     No Certificateholder shall have any right to vote (except as provided in Sections 3.06, 5.12, 7.01 or this Section 7.02) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.


     Notwithstanding anything to the contrary, except in the case of an action, suit or proceeding against the Trustee in respect to a breach or alleged breach of its duties and responsibilities hereunder, no Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any action, suit or proceeding in equity or at law upon or under or with respect to this Agreement unless such Holder previously shall have given to the Trustee a written notice of the basis of such action, suit or proceeding, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of the same Class of Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Holder of a Certificate and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder of Certificates, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Certificates. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.


     Section 7.03. Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Trust or Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any other such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and/or submitted by any Person respecting any matter arising hereunder.


     Section 7.04. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in the State of New York, and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.


     Section 7.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered at (a) in the case of the Depositor, Lehman Structured Securities Corp., 200 Vesey Street, New York, New York, 10285 or to such other address as may hereafter be furnished to the other parties hereto in writing by the Depositor;
(b) in the case of the Trustee, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, Attention: Corporate Trust Department, or to such other address as may hereafter be furnished to the other parties hereto in writing by the Trustee; (c) in the case of Duff & Phelps Credit Rating Co. 17 State Street, New York, New York 10004, Attention:
[                ] and (d) in the case of Standard and Poor's, 26 Broadway, 15th
Floor,  New  York,  New York  10004,  Attention:  [              ].  Any  notice
required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed to a Holder within the time prescribed in this Agreement shall be conclusively presumed to have been duly given whether or not the Certificateholder receives such notice. Any notice mailed to the Trustee shall be effective only upon receipt.


     Section 7.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 7.07. Certificates Nonassessable and Fully Paid. It is the intention of this Agreement that Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to
Section 2.02 are and shall be deemed fully paid.

     Section 7.08. Execution in Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party.


                              [End of Article VII]


     IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                  LEHMAN STRUCTURED SECURITIES CORP.,
                                  as Depositor



                                  By:
                                  Name:
                                  Title:




                                   STATE STREET BANK AND TRUST COMPANY,
                                   as Trustee



                                   By:
                                   Name:
                                   Title:










STATE OF NEW YORK                    )
                                     ) ss.:
COUNTY OF NEW YORK                   )




     On this day of [October ], 1996, before me, a notary public in and for the State of New York, personally appeared , known to me who, being by me duly sworn, did depose and say that he is a of[ ], a [ ] corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.




Notary Public

[Notarial Seal]


STATE OF                            )
                                    ) ss.:
COUNTY OF                           )



     On this      day of [October],  1996, before me, a notary public in and for
the State of              ,  personally  appeared                 ,  known to me
who, being by me duly sworn, did depose and say that he is the                of
[           ],  one of the parties that executed the foregoing  instrument;  and that he signed his name thereto by order of the Board of Directors of said association.




Notary Public

[NOTARIAL SEAL]





STATE OF                            )
                                    ) ss.:
COUNTY OF                           )



     On this      day of [October],  1996, before me, a notary public in and for
the State of               , personally appeared                   , known to me
who, being by me duly sworn,  did depose and say that he is the               of
[           ],  a banking  corporation,  one of the parties  that  executed  the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.




Notary Public

[NOTARIAL SEAL]

                                   EXHIBIT A-1
                         [FORM OF CLASS E-1 CERTIFICATE]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


     THIS CERTIFICATE IS ISSUED ON [OCTOBER    ],  1996, AT AN ISSUE PRICE OF
              %, INCLUDING ACCRUED INTEREST, AND A STATED REDEMPTION PRICE AT MATURITY EQUAL TO THE SUM OF ITS INITIAL PRINCIPAL BALANCE AND ALL INTEREST DISTRIBUTIONS HEREON, AND IS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID")
FOR FEDERAL INCOME TAX PURPOSES. ASSUMING (A) THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION
OF % SPA (AS DEFINED IN THE PROSPECTUS DATED [OCTOBER     ],  1996 WITH RESPECT
TO THE OFFERING OF THE CLASS E-1, CLASS E-2 AND CLASS R CERTIFICATES) USED TO PRICE THIS CERTIFICATE AND (B) THAT THE INTEREST RATE AT WHICH DISTRIBUTIONS
OF INTEREST ON THIS  CERTIFICATE ACTUALLY WILL BE MADE WILL BE DETERMINED AS
THOUGH THE PASS-THROUGH RATE ON THIS CERTIFICATE   APPLICABLE  TO  THE  FIRST
DISTRIBUTION DATE WILL NOT CHANGE THEREAFTER: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE INITIAL PRINCIPAL BALANCE OF THIS CERTIFICATE IS APPROXIMATELY ; (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY %; AND (III) THE AMOUNT OF OID ALLOCABLE TO THE FIRST ACCRUAL PERIOD ([OCTOBER ], 1996 TO [OCTOBER ],
1996) AS A  PERCENTAGE  OF THE  INITIAL  PRINCIPAL  BALANCE OF THIS
CERTIFICATE, CALCULATED USING THE EXACT METHOD, IS APPROXIMATELY             %.]


     THIS CERTIFICATE CONSTITUTES A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED IN SECTION 860G(a)(1) AND SECTION 860D, RESPECTIVELY, OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.


     NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS CERTIFICATE SHALL BE MADE TO A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH PERSON IS AN INSURANCE COMPANY AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PURCHASER OR TRANSFEREE OF THIS CERTIFICATE SHALL BE DEEMED TO REPRESENT EITHER (A) THAT IT IS NOT A PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE OR (B) THAT IT IS AN INSURANCE COMPANY AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE OR ANY INTEREST THEREIN IS EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PTE 95-60.







                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 1996-1
                                    CLASS E-1


           evidencing a beneficial ownership interest in a trust fund consisting of mortgage pass-through certificates
                                     sold by


                       LEHMAN STRUCTURED SECURITIES CORP.
               (Not an interest in or obligation of the Depositor)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.
ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.


Certificate No.                                        First Distribution Date:
                                                       November 25, 1996


Percentage Interest evidenced                          Denomination: $
by this Certificate:   %



     THIS CERTIFIES  THAT                        is the registered  owner of the
Percentage Interest evidenced by this Certificate in distributions, if any, to the Holder of the Class E-1 Certificate with respect to a Trust Fund consisting primarily of Resolution Trust Corporation, Commercial Mortgage Pass-Through Certificates, Series 1994-C1 (the "RTC Certificates"), Class E (the "Underlying Certificates"), identified in the Agreement referred to below, which evidence senior beneficial ownership interests in a trust that consists primarily of a pool of mortgage loans secured by first liens on commercial, multifamily residential, and mixed residential commercial properties and certain mortgage loans secured by junior liens on such types of properties. The Trust Fund was created pursuant to a Trust Agreement dated as of October 1, 1996 (the "Agreement"), among Lehman Structured Securities Corp. (the "Depositor"), and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.



     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"); except as otherwise provided in the Agreement and except, in the event the Trustee is no longer the Underlying Trustee and all distributions due on the Underlying Certificates have not been received prior to 1:00 p.m. (New York City time) on any Distribution Date, "Distribution Date" with respect to the Certificates shall mean the next succeeding Business Day, commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount distributable pursuant to the Agreement on the Class E-1 Certificate for such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. Pursuant to the Agreement and to the extent the Available Distribution Amount is sufficient therefor, this Class of Certificates is entitled on each Distribution Date to interest (subject to certain reductions specified in the Agreement) (based on a 360 day year consisting of twelve 30-day months) equal to 1/12th of the Pass-Through Rate on the related Certificate Principal Balance and distributions of principal to the extent provided for in the Agreement. In addition, to the extent the principal balance of the Underlying Certificates is reduced as a result of losses on the Mortgage Loans, the Certificate Principal Balance of this Class of Certificates will be reduced in the manner specified in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Commercial Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").


     Distributions on this Certificate will be made by the Trustee by check mailed to the Holder of this Certificate as of the preceding Record Date at such Holder's address as it appears on the Certificate Register, or, upon written request to the Trustee at least five Business Days prior to the relevant Record Date if such Certificateholder holds Certificates having an aggregate initial Certificate Principal Balance that is in excess of $1,000,000, by wire transfer to an account specified in writing by such Certificateholder. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made only upon presentation and surrender of this Certificate at the Corporate Trust Office of the Trustee.


     The  Certificates  are  limited  in  right  of  payment  to the  Percentage
Interests represented thereby in distributions in respect of the Underlying Certificates received by the Trustee, subject to the provisions of and all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the terms of the Agreement and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66-2/3% of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate. The Agreement also permits the Trustee to amend or waive certain terms and conditions set forth in the Agreement without the consent of the Holders of the Certificates issued thereunder.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register maintained by the Registrar for the Certificates represented hereby upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Registrar for the Certificates may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Trustee, and any agent of any such Person may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of such Persons nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make distributions to Certificateholders pursuant to the Agreement) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date after the earlier of (i) the final payment in respect of the Underlying Certificates or (ii) the purchase from the Trust Fund or the redemption of the Underlying Certificates by the Master Servicer. Pursuant to the terms of the Underlying Trust Agreement, the Master
Servicer may redeem the RTC Certificates (including the Underlying Certificates), in whole but not in part, on any Distribution Date on or after the Distribution Date on which, after taking into account payments of principal to be made on such Distribution Date, the aggregate principal balance of the RTC Certificates is less than 5% of the aggregate initial principal amount of the RTC Certificates. Any such sale or redemption will be made at a price determined as set forth in the Underlying Trust Agreement. The consummation of such sale or redemption will effect an early retirement of the Certificates. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants, living at the date of the Agreement, of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's.


     In the event that the Holder of this Certificate shall not surrender this Certificate for cancellation after the Final Distribution Date in accordance with the time periods set forth in Section 6.02 of the Agreement, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject thereto.


     Unless this Certificate has been executed by an authorized officer of the Trustee, and authenticated by an authorized officer of the Registrar (or the Trustee, if the Trustee is also the Registrar), by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                     [Signatures Commence on Following Page]



     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                  STATE STREET BANK AND TRUST COMPANY
                                  as Trustee



                                  By
                                  Authorized Officer



Authenticated:

STATE STREET BANK AND TRUST COMPANY
as Trustee


By
Authorized Officer





                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto


     (Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Commercial Mortgage Pass-Through Certificates and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Registrar to issue a new Certificate of a like denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:



Social Security or other
Identifying Number of Assignee:



Dated:





                                    Signature by or on behalf of
                                    assignor



                                    Signature Guaranteed







                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to . Applicable statements should be mailed to .

     This  information  is provided by              the  assignee  named  above,
or                    , as its agent.



                                  EXHIBIT A-2


                         [FORM OF CLASS E-2 CERTIFICATE]


     THIS CERTIFICATE IS ISSUED ON [OCTOBER ], 1996, AT AN ISSUE PRICE OF %, INCLUDING ACCRUED INTEREST, AND A STATED REDEMPTION PRICE AT MATURITY EQUAL TO THE SUM OF ITS INITIAL PRINCIPAL BALANCE AND ALL INTEREST DISTRIBUTIONS HEREON, AND IS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING (A) THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION OF % SPA (AS DEFINED IN THE PROSPECTUS DATED [OCTOBER ], 1996 WITH RESPECT TO THE OFFERING OF THE CLASS E-1, CLASS E-2 AND CLASS R CERTIFICATES) USED TO PRICE THIS CERTIFICATE AND (B) THAT THE INTEREST RATE AT WHICH DISTRIBUTIONS OF INTEREST ON THIS CERTIFICATE ACTUALLY WILL BE MADE WILL BE DETERMINED AS THOUGH THE PASS-THROUGH RATE ON THIS CERTIFICATE APPLICABLE TO THE FIRST DISTRIBUTION DATE WILL NOT CHANGE
THEREAFTER: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE INITIAL PRINCIPAL BALANCE OF THIS CERTIFICATE IS APPROXIMATELY %; (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY %; AND (III) THE AMOUNT OF OID ALLOCABLE TO THE FIRST ACCRUAL PERIOD ([OCTOBER ], 1996 TO [OCTOBER ], 1996) AS A PERCENTAGE OF THE INITIAL PRINCIPAL BALANCE OF THIS CERTIFICATE, CALCULATED USING THE EXACT METHOD, IS APPROXIMATELY %.]


THIS CERTIFICATE CONSTITUTES A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED IN SECTION 860G(a)(1) AND SECTION 860D, RESPECTIVELY, OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

TRANSFERS,  SALES,  PLEDGES OR OTHER DISPOSITIONS OF THIS CERTIFICATE SHALL
BE MADE ONLY TO (I) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN PARAGRAPHS (1), (2), (3) AND (7) OF RULE 501(A) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") (OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS), (II) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, OR (III) ANY PERSON (OTHER THAN ANY RATING ORGANIZATION RATING THE DEPOSITOR'S SECURITIES) INVOLVED IN THE ORGANIZATION OR OPERATION OF THE DEPOSITOR OR AN AFFILIATE, AS DEFINED IN RULE 405 UNDER THE ACT.


NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS CERTIFICATE SHALL BE MADE TO A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH PERSON IS AN INSURANCE COMPANY AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60.







                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 1996-1
                                    CLASS E-2


           evidencing a beneficial ownership interest in a trust fund consisting of mortgage pass-through certificates
                                     sold by


                       LEHMAN STRUCTURED SECURITIES CORP.
               (Not an interest in or obligation of the Depositor)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY

     TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.


Certificate No.                                        First Distribution Date:
                                                       November 25, 1996


Percentage Interest evidenced                          Denomination: $
by this Certificate:   %



     THIS  CERTIFIES  THAT                     is the  registered  owner  of the
Percentage Interest evidenced by this Certificate in distributions, if any, to the Holder of the Class E-2 Certificate with respect to a Trust Fund consisting primarily of Resolution Trust Corporation, Commercial Mortgage Pass-Through Certificates, Series 1994-C1 (the "RTC Certificates"), Class E (the "Underlying Certificates"), identified in the Agreement referred to below, which evidence senior beneficial ownership interests in a trust that consists primarily of a pool of mortgage loans secured by first liens on commercial, multifamily residential, and mixed residential commercial properties and certain mortgage loans secured by junior liens on such types of properties. The Trust Fund was created pursuant to a Trust Agreement dated as of [October ], 1996 (the "Agreement"), among Lehman Structured Securities Corp. (the "Depositor"), and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.



     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"); except as otherwise provided in the Agreement and except, in the event the Trustee is no longer the Underlying Trustee and all distributions due on the Underlying Certificates have not been received prior to 1:00 p.m. (New York City time) on any Distribution Date, "Distribution Date" with respect to the Certificates shall mean the next succeeding Business Day, commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount distributable pursuant to the Agreement on the Class E-2 Certificate for such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. Pursuant to the Agreement and to the extent the Available Distribution Amount is sufficient therefor, this Class of Certificates is entitled on each Distribution Date to interest (subject to certain reductions specified in the Agreement) (based on a 360 day year consisting of twelve 30-day months) equal to 1/12th of the Pass-Through Rate on the related Certificate Principal Balance and distributions of principal to the extent provided for in the Agreement. In addition, to the extent the principal balance of the Underlying Certificates is reduced as a result of losses on the Mortgage Loans, the Certificate Principal Balance of this Class of Certificates will be reduced in the manner specified in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Commercial Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").


     Distributions on this Certificate will be made by the Trustee by check mailed to the Holder of this Certificate as of the preceding Record Date at such Holder's address as it appears on the Certificate Register, or, upon written request to the Trustee at least five Business Days prior to the relevant Record Date if such Certificateholder holds Certificates having an aggregate initial Certificate Principal Balance that is in excess of $1,000,000, by wire transfer to an account specified in writing by such Certificateholder. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made only upon presentation and surrender of this Certificate at the Corporate Trust Office of the Trustee.


     The  Certificates  are  limited  in  right  of  payment  to the  Percentage
Interests represented thereby in distributions in respect of the Underlying Certificates received by the Trustee, subject to the provisions of and all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the terms of the Agreement and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66-2/3% of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate. The Agreement also permits the Trustee to amend or waive certain terms and conditions set forth in the Agreement without the consent of the Holders of the Certificates issued thereunder.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register maintained by the Registrar for the Certificates represented hereby upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Registrar for the Certificates may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Trustee, and any agent of any such Person may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of such Persons nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make distributions to Certificateholders pursuant to the Agreement) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date after the earlier of (i) the final payment in respect of the Underlying Certificates or (ii) the purchase from the Trust Fund or the redemption of the Underlying Certificates by the Master Servicer. Pursuant to the terms of the Underlying Trust Agreement, the Master
Servicer may redeem the RTC Certificates (including the Underlying Certificates), in whole but not in part, on any Distribution Date on or after the Distribution Date on which, after taking into account payments of principal to be made on such Distribution Date, the aggregate principal balance of the RTC Certificates is less than 5% of the aggregate initial principal amount of the RTC Certificates. Any such sale or redemption will be made at a price determined as set forth in the Underlying Trust Agreement. The consummation of such sale or redemption will effect an early retirement of the Certificates. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants, living at the date of the Agreement, of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's.


     In the event that the Holder of this Certificate shall not surrender this Certificate for cancellation after the Final Distribution Date in accordance with the time periods set forth in Section 6.02 of the Agreement, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject thereto.


     Unless this Certificate has been executed by an authorized officer of the Trustee, and authenticated by an authorized officer of the Registrar (or the Trustee, if the Trustee is also the Registrar), by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                     [Signatures Commence on Following Page]



     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                       STATE STREET BANK AND TRUST COMPANY
                                       as Trustee



                                        By
                                        Authorized Officer




Authenticated:

STATE STREET BANK AND TRUST COMPANY
as Trustee


By
Authorized Officer





                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto


     (Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Commercial Mortgage Pass-Through Certificates and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Registrar to issue a new Certificate of a like denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

                                                                .

Social Security or other Identifying Number of Assignee:

                                                                .

Dated:





                                    Signature by or on behalf of
                                    assignor



                                     Signature Guaranteed




                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in
immediately available funds to      for the account of

account number                  , or, if mailed by check, to
             .  Applicable statements should be mailed to

                                                                .

     This    information    is   provided   by   the   assignee   named   above,
or                    , as its agent.





                                   EXHIBIT A-R
                          [FORM OF CLASS R CERTIFICATE]



FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 4.02 OF THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 4.02(d) OF THE AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE TRUST AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.


THE HOLDER OF THIS CLASS R CERTIFICATE, BY ACCEPTANCE HEREOF, AGREES (I) TO ACT AS "TAX MATTERS PERSON" OF THE TRUST FUND TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, AND (II) TO THE IRREVOCABLE DESIGNATION OF THE TRUSTEE AS ITS AGENT IN PERFORMING THE FUNCTIONS OF TAX MATTERS PERSON OF THE TRUST FUND.


NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS CERTIFICATE SHALL BE MADE TO A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE.






                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 1996-1
                                     CLASS R


           evidencing a beneficial ownership interest in a trust fund consisting of mortgage pass-through certificates
                                     sold by


                       LEHMAN STRUCTURED SECURITIES CORP.
               (Not an interest in or obligation of the Depositor)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY.

Certificate No.


Percentage Interest evidenced                   Cut-Off Date: October 1, 1996
by this Certificate:   %

First Distribution Date:                        Denomination: $
November 25, 1996




     THIS  CERTIFIES  THAT                      is the  registered  owner of the
Percentage Interest evidenced by this Certificate in distributions, if any, to the Holder of the Class R Certificate with respect to a Trust Fund consisting primarily of Resolution Trust Corporation, Commercial Mortgage Pass-Through Certificates, Series 1994-C1 (the "RTC Certificates"), Class E (the "Underlying Certificates"), identified in the Agreement referred to below, which evidence senior beneficial ownership interests in a trust that consists primarily of a pool of mortgage loans secured by first liens on commercial, multifamily residential, and mixed residential commercial properties and certain mortgage loans secured by junior liens on such types of properties. The Trust Fund was created pursuant to a Trust Agreement dated as of [October ], 1996 (the "Agreement"), among Lehman Structured Securities Corp. (the "Depositor"), and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"); except as otherwise provided in the Agreement and except, in the event the Trustee is no longer the Underlying Trustee and all distributions due on the Underlying Certificates have not been received prior to 1:00 p.m. (New York City time) on any Distribution Date, "Distribution Date" with respect to the Certificates shall mean the next succeeding Business Day, commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount distributable pursuant to the Agreement on the Class R Certificate for such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. Pursuant to the Agreement and to the extent the Available Distribution Amount is sufficient therefor, this Class of Certificates is entitled on each Distribution Date to interest (subject to certain reductions specified in the Agreement) (based on a 360 day year consisting of twelve 30-day months) equal to 1/12th of the Pass-Through Rate on the related Certificate Principal Balance and distributions of principal to the extent provided for in the Agreement. In addition, to the extent the principal balance of the Underlying Certificates is reduced as a result of losses on the Mortgage Loans, the Certificate Principal Balance of this Class of Certificates will be reduced in the manner specified in the Agreement.


     This Certificate represents a non-economic residual interest in a REMIC and, except as specified in the Agreement, does not entitle the Holder hereof to any distributions with respect to the Trust Fund.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Commercial Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     Distributions on this Certificate will be made by the Trustee by check mailed to the Holder of this Certificate as of the preceding Record Date at such Holder's address as it appears on the Certificate Register. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made only upon presentation and surrender of this Certificate at the Corporate Trust Office of the Trustee.


     The  Certificates  are  limited  in  right  of  payment  to the  Percentage
Interests represented thereby in distributions in respect of the Underlying Certificates received by the Trustee, subject to the provisions of and all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     The Class R Certificateholder, by its acceptance hereof, agrees to reimburse the Trustee for taxes imposed upon the REMIC as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the terms of the Agreement and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66-2/3% of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate. The Agreement also permits the Trustee to amend or waive certain terms and conditions set forth in the Agreement without the consent of the Holders of the Certificates issued thereunder.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register maintained by the Registrar for the Certificates represented hereby upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Registrar for the Certificates may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Trustee and the Registrar, and any agent of any such Person may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of such Persons nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make distributions to Certificateholders pursuant to the Agreement) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date after the earlier of (i) the final payment in respect of the Underlying Certificates or (ii) the purchase from the Trust Fund or the redemption of the Underlying Certificates by the Master Servicer. Pursuant to the terms of the Underlying Trust Agreement, the Master
Servicer may redeem the RTC Certificates (including the Underlying Certificates), in whole but not in part, on any Distribution Date on or after the Distribution Date on which, after taking into account payments of principal to be made on such Distribution Date, the aggregate principal balance of the RTC Certificates is less than 5% of the aggregate initial principal amount of the RTC Certificates. Any such sale or redemption will be made at a price determined as set forth in the Underlying Trust Agreement. The consummation of such sale or redemption will effect an early retirement of the Certificates. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants, living at the date of the Agreement, of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's.


     In the event that the Certificateholders shall not surrender their Certificates for cancellation after the Final Distribution Date in accordance with the time periods set forth in Section 6.02 of the Agreement, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject thereto.


     Unless this Certificate has been executed by an authorized officer of the Trustee, and authenticated by an authorized officer of the Registrar (or the Trustee, if the Trustee is also the Registrar), by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                     [Signatures Commence on Following Page]





     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                   STATE STREET BANK AND TRUST COMPANY
                                   as Trustee



                                    By
                                    Authorized Officer




Authenticated:

STATE STREET BANK AND TRUST COMPANY
as Trustee


By
  Authorized Officer






                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

     (Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Commercial Mortgage Pass-Through Certificates and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Registrar to issue a new Certificate of a like denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

                                                                .

Social Security or other Identifying Number of Assignee:

                                                                .

Dated:





                                   Signature by or on behalf of
                                   assignor



                                   Signature Guaranteed






                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in
immediately available funds to                  for the account of

account number                  , or, if mailed by check, to
                      .  Applicable  statements should be mailed to

                                                                .

     This information is provided by
the assignee named above, or                             , as its agent.



                                    EXHIBIT B

                    AFFIDAVIT PURSUANT TO SECTION 860E(e)(4)
                    OF THE INTERNAL REVENUE CODE OF 1986, AS
                                     AMENDED



STATE OF                            )
                                    ) ss.:
COUNTY OF                           )



     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of
the [State of    ] [United States], on behalf of which he makes this affidavit.

     2. That the Purchaser's Taxpayer  Identification Number is [        ].


     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5), of the Internal Revenue Code of 1986, as amended (the "Code"), and will not be a "disqualified organization" or an ERISA Prohibited Holder as of [date of transfer], and that the Purchaser is not acquiring Lehman Structured Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-1, Class R Certificate (the "Class R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person investing the assets of a Plan.


     4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class R Certificate as they become due.

     5. That the Purchaser understands that it may incur tax liabilities with respect to the Class R Certificate in excess of cash flows generated by the Class R Certificate.

     6. That the Purchaser will not transfer the Class R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraphs 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

     7. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class R Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     8. That the Purchaser agrees to such amendments of the Trust Agreement as may be required to further effectuate the restrictions on transfer of the Class R Certificate to such a "disqualified organization," an agent thereof or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

     9. That the Purchaser, pursuant to Section 2.03(c) of the Trust Agreement, consents (i) to serve as "tax matters person" of the REMIC for as long as it shall hold the Class R Certificate and (ii) to the irrevocable designation of the Certificate Administrator as its agent in performing the functions of "tax matters person."


     10. That the Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Act") or is a person (other than any rating organization rating the Depositor's securities) involved in the organization or operation of the Depositor or an affiliate, as defined in rule 405 under the Act.





     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of
Officer] this     day of   , 19   .

                                  [NAME OF PURCHASER]



                                   By:
                                   Name of Officer]
                                   [Title of Officer]

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

     Subscribed and sworn before me this     day of    , 19   .



NOTARY PUBLIC


COUNTY OF


STATE OF


My commission expires the     day of        , 19  .


                                    EXHIBIT C




                 [Letter from Transferor of Class R Certificate]



                                     [Date]


STATE STREET BANK AND TRUST COMPANY



Attention:  [              ]


                  Re:      Lehman Structured Securities Corp.,
                           Commercial Mortgage Pass-Through
                           Certificates, Series 1996-1, Class R

Ladies and Gentlemen:

     [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                            Very truly yours,

                                            [Transferor]





                                    EXHIBIT D


                       LEHMAN STRUCTURED SECURITIES CORP.
                      Commercial Pass-Through Certificates
                                  Series 1996-1

                              TRANSFEREE AFFIDAVIT



     Reference is made to the trust agreement (the "Trust Agreement"), dated as of October 1, 1996, between Lehman Structured Securities Corp., as depositor (the "Depositor"), and State Street Bank and Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the respective meanings set forth in the Trust and Servicing Agreement. In connection  with the  transfer  of the Class E-2  Certificates  (the  "Class E-2
Certificate")  issued pursuant to the Trust  Agreement,              ,  hereby
certifies that:

     1.  That   (s)he  is                  of                       (the
"Transferee"),  a                 corporation, on behalf of which he makes this
affidavit.


     2. That the Transferee is (i) an institution that is an "accredited investor" as defined in paragraphs (1), (2), (3) and (7) of rule 501(a) under the Securities Act of 1933, as amended (the "Act") (or any entity in which all of the equity owners come within such paragraphs), (ii) a "qualified institutional buyer" as defined in rule 144A under the Act, or (iii) any person (other than any rating organization rating the Depositor's securities) involved in the organization or operation of the Depositor or an affiliate, as defined in rule 405 under the Act.


     3. That either (i) the Transferee is not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of any such Plan or using the assets of any such Plan to acquire the Class E-2 Certificate or
(ii) if the Transferee is an insurance company, that the purchase and holding of the Class E-2 Certificate is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60.






                                        Name:
                                        Title: